                                                                    Exhibit 99.2

                            AsiaInfo Holdings, Inc.
             Unaudited Pro Forma Condensed Combining Balance Sheet
                            As of December 31, 2001
                           (In US dollars thousands)

                                                                          Bonson
                                                          AsiaInfo      Information
                                                         Holdings,       Technology       Pro Forma              Pro Forma
                                                            Inc.      Holdings Limited   Adjustments    Notes     AsiaInfo
                                                         ---------    ----------------   -----------    -----   -----------
ASSETS

Current assets:
  Cash and cash equivalents......................        $ 110,635         $  1,424        $ (31,966)     (1)    $  80,093
  Restricted cash................................           13,475            3,874                                 17,349
  Short-term investments.........................           27,184               --                                 27,184
  Accounts receivable-billed, net................           20,813            5,367                                 26,180
  Accounts receivable-unbilled...................           45,910            9,564                                 55,474
  Inventories....................................            1,180              932                                  2,112
  Advance to suppliers...........................               --            1,074                                  1,074
  Other receivables..............................           10,533            1,093           (6,428)     (4)        5,198
  Deferred income taxes-current..................            1,689               --                                  1,689
  Prepaid expenses and other.....................            1,417              291             (190)     (3)        1,518
                                                         ---------         --------        ---------             ---------
     Total current assets........................          232,836           23,619          (38,584)              217,871

Property and equipment, net......................            5,376              893                                  6,269
Goodwill.........................................            2,188               --           34,533      (2)       36,721
Intangible assets, net...........................               --               --            5,780      (2)        5,780
Investment in affiliate..........................            5,272               --                                  5,272
Deferred income taxes............................              188                3                                    191
                                                         ---------         --------        ---------             ---------

     Total assets................................        $ 245,860         $ 24,515        $   1,729             $ 272,104
                                                         =========         ========        =========             =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Short-term loans................................        $   2,924         $  8,539        $  (6,428)     (4)    $   5,035
 Accounts payable................................           23,789            2,933                                 26,722
 Other payables..................................            1,682              389                                  2,071
 Deferred revenue................................            4,279              389                                  4,668
 Accrued employee benefit........................            9,088              491                                  9,579
 Accrued expenses................................           11,431              300              434     (3)        12,165
 Income taxes payable............................            4,743               --                                  4,743
 Other taxes payable.............................            2,524            1,076                                  3,600
 Deferred income tax liabilities.................               --               34                                     34
                                                         ---------         --------        ---------             ---------

   Total current liabilities.....................           60,460           14,151           (5,994)               68,617
                                                         ---------         --------        ---------             ---------
Minority interest................................              610               --                                    610

Long-term liabilities:
                                                         ---------         --------        ---------             ---------
 Deferred income tax liabilities.................               --               --              434      (8)          434
                                                         ---------         --------        ---------             ---------

Stockholders' Equity:
 Preferred stock.................................               --              364             (364)     (5)           --
 Common stock....................................              421            1,136           (1,126)   (5),(9)        431
 Additional paid-in capital......................          178,649            3,339           14,654    (5),(9)    196,642
 Deferred stock compensation.....................             (512)              --               --                  (512)
 Retained earnings...............................            6,204            5,543           (5,893)   (5),(7)      5,854
 Accumulated other comprehensive income (loss)...               28              (18)              18      (5)           28
                                                         ---------         --------        ---------             ---------

   Total stockholders' equity....................          184,790           10,364            7,289               202,443
                                                         ---------         --------        ---------             ---------

   Total liabilities and stockholders' equity....        $ 245,860         $ 24,515        $   1,729             $ 272,104
                                                         =========         ========        =========             =========

       See notes to pro forma condensed combining financial statements.

                           AsiaInfo Holdings, Inc.
         Unaudited Pro Forma Condensed Combining Statement of Income
                     For the year ended December 31, 2001
              (In US dollars thousands, except for share amounts)

                                            AsiaInfo Holdings,        Bonson Information         Pro Forma               Pro Forma
                                                   Inc.          Technology Holdings Limited    Adjustments    Note       Asiainfo
Net revenue..........................          $   189,006                     $  27,065          $                       $ 216,071

Cost of revenue (excluding
stock-based compensation)............              133,533                        19,159                                    152,692
                                             --------------                --------------      --------------           ------------
Gross profit (excluding stock-based
compensation)........................               55,473                         7,906                                     63,379
                                             --------------                --------------      --------------           ------------
Costs and expenses:
    Research and development
    (excluding stock-based-
    compensation)....................                7,304                         2,612                                      9,916
    General and administrative
    (excluding stock-based
    compensation)....................               14,905                         2,327                                     17,232
    Sales and marketing (excluding
    stock-based compensation)........               21,768                           766                                     22,534
    Stock-based compensation.........                1,144                                                                    1,144
    Amortization of intangible
    assets...........................                    -                             -          $    1,908     (6)          1,908
                                             --------------                --------------      --------------           ------------
       Total cost and expenses.......               45,121                         5,705               1,908                 52,734
                                             --------------                --------------      --------------           ------------

Profit (loss) from operations........               10,352                         2,201              (1,908)                10,645
Interest income (expenses), net......                6,166                          (135)                                     6,031
Other income (expenses), net.........                  (59)                          (23)                                       (82)
                                             --------------                --------------      --------------           ------------
Income (loss) before income taxes,
minority interests and  equity in
loss of affiliate....................               16,459                         2,043              (1,908)                16,594
                                             --------------                --------------      --------------           ------------
Income tax expenses..................                3,444                            31                (143)   (10)          3,332
                                             --------------                --------------      --------------           ------------

Income (loss) before minority
interests............................               13,015                         2,012              (1,765)                13,262
Minority interests in (income) of
consolidated subsidiaries............                  396                                                                      396
Equity in loss of affiliates.........                  885                                                                      885
                                             --------------                --------------      --------------           ------------
Net income (loss)........................    $      11,734                 $       2,012       $      (1,765)           $    11,981
                                             ==============                ==============      ==============           ============

Net income per share:
   Basic.................................    $        0.28                                                              $      0.28
                                             ==============                ==============      ==============           ============
   Diluted...............................    $        0.26                                                              $      0.25
                                             ==============                ==============      ==============           ============
Shares used in computation:
   Basic.................................       41,525,159                                         1,031,686             42,556,845
                                             ==============                ==============      ==============           ============
   Diluted...............................       45,924,724                                         1,031,686             46,956,410
                                             ==============                ==============      ==============           ============

       See notes to pro forma condensed combining financial statements.

                            AsiaInfo Holdings, Inc.

          NOTES TO PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

1.   ACQUISITION

     On February 6, 2002, AsiaInfo Holdings, Inc. (the "Company" or "AsiaInfo") completed the acquisition (the "Bonson Acquisition") of Bonson Information Technology Holdings Limited ("Bonson"), a leading developer of communications software and solutions, based in Guangzhou, China. Under the terms of the share purchase agreement, the Company acquired all outstanding capital stock of Bonson by paying $31.97 million in cash and issuing approximately 1,031,686 shares of the Company's common stock.

2.   BASIS OF PRESENTATION AND PRO FORMA ADJUSTMENTS

     The accompanying pro forma financial statements are presented in accordance with Article 11 of Regulation S-X.

     The Bonson Acquisition was accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141. No pro forma effect has been given to any operational or other synergies that may be realized from the acquisition of Bonson.

     The pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that might have been achieved had the transactions occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position. These pro forma amounts do not, therefore, project our financial position or results of operation for any future date or period. You should read the pro forma financial statements with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our historical consolidated financial statements and related notes included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the audited financial statements of Bonson for the year ended December 31, 2001.

     The unaudited pro forma condensed combining financial statements have been prepared on the basis of assumptions described below and include assumptions relating to the allocation of the consideration paid for the assets and liabilities of Bonson based upon independent estimates of fair value. Below is a table of the total purchase price and purchase price allocation used for the purposes of the pro forma condensed combining financial statements (in thousands):


     Cash consideration                          $31,966
     Common stock                                 18,003
     Acquisition costs                               624
                                                 -------
     Total purchase price                        $50,593
                                                 =======

     Purchase Price Allocation:
          Fair market value of net tangible
          assets acquired of Bonson at
          December 31, 2001                      $10,364

                                                               Economic Life
     Intangible assets acquired:
          Core technology                          1,280       3.5
          Trade name                                 700       Indefinite
          Contract backlog                         2,700       2
          Favorable lease                            400       2.1
          License                                    700       Indefinite
          In-process technology                      350
          Goodwill                                34,533       Indefinite
          Deferred tax liabilities                  (434)
                                                 -------
                                                 $50,593
                                                 =======

                            AsiaInfo Holdings, Inc.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

2.   BASIS OF PRESENTATION AND PRO FORMA ADJUSTMENTS -- CONTINUED

     The unaudited pro forma condensed combining balance sheet has been prepared as if the Bonson Acquisition, which was accounted for as a purchase, was completed as of December 31, 2001. The aggregate purchase price, including $623,717 of costs directly attributable to the completion of the acquisition, has been allocated to the assets and liabilities acquired. The allocation of the purchase price among the identifiable intangible assets was based on estimates of the fair market value of those assets. As a result, $350,000 was allocated to purchased in-process technology, which has not yet reached technological feasibility and does not have alternative future uses. This amount has been written off in the unaudited pro forma condensed balance sheet as of the assumed acquisition date, December 31, 2001.

     The unaudited pro forma condensed combining statement of income for the year ended December 31, 2001 reflects the Bonson transaction as if it had taken place on January 1, 2001, and does not include the one-time charge of $350,000 for purchased in-process technology arising from this acquisition, as it is a nonrecurring charge. This one-time charge related to a development project that had not reached technological feasibility, had no alternative future use, and for which successful development was uncertain. The conclusion that the in-process development effort, or any material sub-component, had no alternative future use was reached in consultation with the Company and Bonson management. This charge will be recorded in the actual condensed consolidated statement of income of AsiaInfo during the quarter ended March 31, 2002.

     The following pro forma adjustments have been made to the pro forma condensed combining financial statements:

     (1)   To record cash consideration paid for the acquisition.

     (2) To record goodwill and other intangible assets identified in the purchase allocation of the acquisition.

     (3)   To record the fees directly attributable to the acquisition.

     (4)   To eliminate the inter-company loan.

     (5)   To eliminate Bonson's stockholders' equity.

     (6) To record the amortization of acquired intangible assets with definitive lives on a straight-line basis over estimated useful lives ranging from two to three and one half years.

     (7) To reflect the reduction in retained earnings for the one-time charge of $350,000 for purchased in-process technology identified in the purchase price allocation.

     (8) To record the deferred income tax liabilities related to the net assets acquired.

     (9) To reflect the issuance of approximately 1,031,686 shares of AsiaInfo common stock ($0.01 par value) to the holders of the outstanding stock of Bonson.

     (10) To record amortization of deferred income tax liabilities relating to the amortization of acquired intangible assets.